Index to Exhibits



         Exhibit              Description          Page
         Number               of Exhibit          Number
         ------               ----------          ------

           23                 Consent of            14
                              Independent
                              Accountant





                                                                      EXHIBIT 23





                  CONSENT OF INDEPENDENT ACCOUNTANT
                  ---------------------------------

  I consent to the incorporation of my report dated December 31, 1996, accompanying the financial statements included in this annual report on Form 11-K, in the prospectus forming part of Tandy Corporation's registration statement on Form S-8 for its Tandy Employees Supplemental Stock Program.


                                  _______________________
                                  CURTIS B. MORRISON, CPA
Fort Worth, Texas
March 12, 1997